Filed Pursuant to Rule 497(e)

1933 Act File No.: 333-179832

IMPORTANT NOTICE

Old Mutual Heitman REIT Fund

Shareholder Meeting Adjourned to May 30, 2012

Beginning in April 2012, proxy materials were distributed regarding the Special Meeting of Shareholders for the Old Mutual Heitman REIT Fund.  This meeting, which was originally scheduled for May 16, 2012, has been adjourned to May 30, 2012 at 4:00 p.m. Mountain Time.

Please note that the investment objective of the Heitman REIT Fund (the Acquiring Fund) has been made fundamental and any changes will now require the approval of shareholders.  The investment objective of the Old Mutual Heitman REIT Fund and the Heitman REIT Fund remain identical.

•                  IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the proxy card that was included with the proxy materials previously mailed to you.

•                  IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary.

•                  IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the proxy card that was included with the proxy materials previously mailed to you.

If you need another proxy card, call the number below and one will be provided.  Proxy materials and other fund literature may be reviewed and downloaded online at oldmutualfunds.com, or by calling Old Mutual Funds II at 1-888-772-2888.

Your vote is important no matter how many shares you own and no matter how you vote on the proposal.  Please submit your voting instructions prior to May 30, 2012.  You may also attend the Special Meeting and vote in person in accordance with the instructions provided in the proxy materials.